UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2002


                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977


                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115

ITEM 5.  OTHER EVENTS

     On August 29, 2002, Calpine Corporation announced that it has entered into an agreement with NAL Resources on behalf of NAL Oil & Gas Trust and another institutional investor, for the sale of certain non-strategic oil and gas properties for approximately $81 million, or approximately Cdn$125 million.

     On August 29, 2002, Calpine Corporation announced it has completed a Cdn$230 million initial public offering of its Calpine Power Income Fund. The 23 million Trust Units issued to the public were priced at Cdn$10.00 per unit, to initially yield 9.35% per annum.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

          99.0 Press release dated August 29, 2002 - Calpine Sells Non-Strategic Canadian Oil Assets

          99.1 Press release dated August 29, 2002 - Calpine Completes Canadian Power Income Fund


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CALPINE CORPORATION


                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                      Senior Vice President and Controller
                            Chief Accounting Officer

Date:  August 30, 2002

EXHIBIT 99.0

NEWS RELEASE                                              CONTACTS: 408/995-5115
                                         Media Relations: Bill Highlander, X1244
                                         Investor Relations: Rick Barraza, X1125


                 CALPINE SELLS NON-STRATEGIC CANADIAN OIL ASSETS
               Company Advances On Program to Strengthen Liquidity

     (SAN JOSE, CALIF.) August 29, 2002 - Calpine Corporation [NYSE:CPN] today announced that it has entered into an agreement with NAL Resources on behalf of NAL Oil & Gas Trust and another institutional investor, for the sale of certain non-strategic oil and gas properties for approximately $81 million, or approximately Cdn$125 million. The assets, located in central Alberta, represent approximately 60 billion cubic feet of gas equivalent of net proved reserves, of which approximately 70 percent are oil and liquids. Current net production is approximately 19 million cubic feet of gas equivalent per day. Under the terms of the agreement, approximately 42 percent of the acquisition is subject to rights of first refusal, which expire on September 28, 2002. The balance of the transaction is expected to close on August 30, 2002.

     "Calpine remains committed to strengthening liquidity while retaining those assets that will continue to provide long-term value to our shareholders and to Calpine's core power generation business," stated Bob Kelly, Calpine CFO and executive vice president. "While we continue to evaluate opportunities for the sale of other non-strategic assets, Calpine Natural Gas remains an active participant in the North American natural gas and power markets."

     The oil properties are located approximately 25 miles west of Red Deer in central Alberta. They include 18,845 developed acres and 9,920 undeveloped acres, with more than 225 producing wells.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns approximately 1.2 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forwardlooking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.

EXHIBIT 99.1

NEWS RELEASE                                              CONTACTS: 408-995-5115
                                         Media Relations: Bill Highlander, X1244
                                         Investor Relations: Rick Barraza, X1125


                  CALPINE COMPLETES CANADIAN POWER INCOME FUND

     (CALGARY,  ALBERTA)  August  29,  2002  -  Calpine  Corporation  [NYSE:CPN]
(Calpine), a leading North American power producer, today announced it has completed a Cdn$230 million initial public offering of its Calpine Power Income Fund. The 23 million Trust Units issued to the public were priced at Cdn$10.00 per unit, to initially yield 9.35% per annum.

     Standard & Poor's has assigned its second-highest Canadian stability rating of 'SR-2' to the Trust Units, with a stable outlook. The Trust Units are trading on the Toronto Stock Exchange under the symbol CF.UN.

     The offering was jointly led by Scotia Capital Inc. and CIBC World Markets Inc. on behalf of a syndicate of underwriters that includes National Bank Financial Inc., TD Securities Inc., Canaccord Capital Corporation, HSBC Securities (Canada) Inc. and Dundee Securities Corporation.

     The securities offered have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This news release shall not constitute an offer to sell or a solicitation to buy these securities in any state of the United States or province of Canada.

     Based in San Jose, Calif., Calpine Corporation is an independent power company that is dedicated to providing customers with clean, efficient, natural gas-fired power generation. It generates and markets power through plants it develops, owns and operates in 23 states in the United States, three provinces in Canada and in the United Kingdom. Calpine also is the world's largest producer of renewable geothermal energy, and it owns approximately 1.2 trillion cubic feet equivalent of proved natural gas reserves in Canada and the United States. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information about Calpine, visit its website at www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forwardlooking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain the necessary permits to operate, failure of third-party contractors to perform their contractual obligations or failure to obtain financing on acceptable terms; (iv) unscheduled outages of operating plants; (v) unseasonable weather patterns that produce reduced demand for power;
(vi) systemic  economic  slowdowns,  which can adversely  affect  consumption of power by businesses and consumers; (vii) cost estimates are preliminary and actual costs may be higher than estimated; (viii) a competitor's development of lower-cost generating gas-fired power plants; (ix) risks associated with marketing and selling power from power plants in the newly-competitive energy market; (x) the successful exploitation of an oil or gas resource that ultimately depends upon the geology of the resource, the total amount and costs to develop recoverable reserves and operations factors relating to the extraction of natural gas; (xi) the effects on the Company's business resulting from reduced liquidity in the trading and power industry; (xii) the Company's ability to access the capital markets on attractive term; (xiii) sources and uses of cash are estimates based on current expectations; actual sources may be lower and actual uses may be higher than estimated; (xiv) the direct or indirect effects on the Company's business of a lowering of its credit rating (or actions it may take in response to changing credit rating criteria), including, increased collateral requirements, refusal by the Company's current or potential counterparties to enter into transactions with it and its inability to obtain credit or capital in desired amounts or on favorable terms; and (xv) other risks identified from time-to-time in our reports and registration statements filed with the SEC, including the risk factors identified in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 and in our Annual Report on Form 10-K for the year ended December 31, 2001, which can be found on the Company's web site at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.